UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 14, 2016
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Crexendo, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Nevada	001-32277	87-0591719
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)
1615 S. 52nd Street, Tempe, AZ 85281
(Address of Principal Executive Offices) (Zip Code)
(602) 714-8500
(Registrant’s Telephone Number, Including Area Code)
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03
Material Modification to Rights of Security Holders
At the annual meeting of stockholders held on July 12th 2016, the stockholders of Crexendo, Inc. ("Crexendo Delaware") approved a proposal to change the state of incorporation of Crexendo Delaware from Delaware to Nevada. The reincorporation were filed in the State of Delaware on December 13, 2016 through the merger of Crexendo Delaware into a newly formed, wholly-owned Nevada subsidiary of Crexendo Delaware, also named Crexendo, Inc. ("Crexendo Nevada ").

As a result of the reincorporation, Crexendo Nevada, the surviving corporation, succeeded to all the rights, assets, liabilities and obligations of Crexendo Delaware. The reincorporation did not effect any change in the headquarters, business, assets, liabilities or management of Crexendo Delaware. The stockholders of Crexendo Delaware are now shareholders of Crexendo Nevada. As provided by the Agreement and Plan of Merger between Crexendo Delaware and Crexendo Nevada, at the effective time of the reincorporation, each outstanding share of common stock of Crexendo Delaware was automatically converted into one share of common stock of Crexendo Nevada. The Crexendo Nevada common stock will continue to be traded on the OTC Market’s OTCQX market under the symbol "CXDO".

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), the common stock of Crexendo Nevada is deemed to be registered under Section 12(g) of the Exchange Act. Crexendo Nevada is the successor issuer to Crexendo Delaware pursuant to Rule 15d-5 of the Exchange
Act and Crexendo Nevada will file reports with the Securities and Exchange Commission on the same forms as Crexendo Delaware was required to file under Section 15(d) of the Exchange Act and the rules and regulations thereunder.

The rights of the shareholders of Crexendo Nevada are now governed by the Certificate of Incorporation and Bylaws of Crexendo Nevada and by subject to Section 78 of the Nevada Revised Statutes. A description of the general effect of the reincorporation upon the rights of stockholders is set forth under the heading entitled "Significant Differences Between the Corporation Laws of Nevada and Delaware."
starting on page 14, and the section entitled “Effect of Reincorporation” starting on page 18, of Crexendo Delaware's definitive proxy statement filed with the Securities and Exchange Commission on May 31, 2016. Such description is incorporated into this Item 3.03 by this reference. In addition, the Nevada articles of incorporation and by-laws are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference into this Item 3.03. The description of the articles of incorporation and by-laws referenced above is a summary and does not purport to be a complete description of those documents and is qualified in its entirety by reference to the copies of those documents filed as exhibits hereto.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information contained under Item 3.03 above is incorporated herein by reference.

A copy of the Articles of Incorporation of Crexendo Nevada are filed as Exhibit 3.1 hereto and a copy of the bylaws of Crexendo Nevada are filed as Exhibit 3.2 hereto.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.  Description
3.1
Crexendo, Inc (Nevada) Articles of Incorporation
3.2
Crexendo, Inc. (Nevada) bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized
Crexendo, Inc.

Dated: December 14, 2016	By:	/s/ Ronald Vincent
Ronald Vincent Chief Financial Officer